Exhibit 99.1

You may not tender your existing notes until the exchange offers and consent solicitation formally commence, and this Form of Letter of Transmittal and Consent is not intended to be a means to tender your existing notes. Upon commencement of the exchange offers and consent solicitation, a finalized Letter of Transmittal and Consent will be provided that you may then use in tendering your existing notes.

LETTER OF TRANSMITTAL AND CONSENT

EVERGREEN SOLAR, INC.

Offers to Exchange
up to $100,000,000 Aggregate Principal Amount of its
4.0% Convertible Subordinated Additional Cash Notes due 2020
for up to $200,000,000 Aggregate Principal Amount of its
4.0% Senior Convertible Notes due 2013
(CUSIP No. 30033RAC2)
and
up to $165,000,000 Aggregate Principal Amount of its
7.5% Convertible Senior Notes due 2017
for up to $165,000,000 Aggregate Principal Amount
of its 13.0% Convertible Senior Secured Notes due 2015
(CUSIP No. 30033RAD0)
and
Consent Solicitation
Pursuant to the Prospectus dated December [ • ], 2010
(as the same may be amended or supplemented
from time to time, the “Prospectus”)

THE EXCHANGE OFFERS AND CONSENT SOLICITATION AND WITHDRAWAL AND REVOCATION RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON [ • ], [ • ], 2011, UNLESS THE EXCHANGE OFFERS ARE EXTENDED.

THIS LETTER OF TRANSMITTAL AND CONSENT SHOULD BE COMPLETED, SIGNED AND SENT TOGETHER WITH ALL OTHER DOCUMENTS, INCLUDING YOUR CERTIFICATES FOR EXISTING NOTES (AS DEFINED HEREIN), TO U.S. BANK NATIONAL ASSOCIATION (THE “EXCHANGE AGENT”) AT ONE OF THE ADDRESSES SET FORTH BELOW. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT OR OTHER DOCUMENTS TO AN ADDRESS OTHER THAN AS SET FORTH BELOW DOES NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO EVERGREEN SOLAR, INC. (THE “COMPANY”), LAZARD CAPITAL MARKETS LLC (THE “DEALER MANAGER AND SOLICITATION AGENT”) OR THE PROXY ADVISORY GROUP, LLC (THE “INFORMATION AGENT”) WILL NOT BE FORWARDED TO THE EXCHANGE AGENT AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE DEPOSITORY TRUST COMPANY (“DTC”) WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT.

The Exchange Agent for the Exchange Offers and Consent Solicitation is:

U.S. BANK NATIONAL ASSOCIATION

By Hand, Overnight Delivery or Mail (Registered or Certified Mail Recommended):	By Facsimile Transmission (for eligible institutions only):
West Side Flats Operations Center 60 Livingston Avenue St. Paul, MN 55107 Attn: Specialized Finance (Evergreen Solar)	(651) 495-8158 Attn: Specialized Finance Fax cover sheets should provide a call back number and request a call back, upon receipt. Confirm receipt by calling: (651) 495-3520

For Information Call:
800-934-6802

All capitalized terms used herein, but not otherwise defined herein shall have the meanings ascribed to them in the Prospectus.

The undersigned hereby acknowledges receipt of the Prospectus and this Letter of Transmittal and Consent (as the same may be amended or supplemented from time to time, this “Letter of Transmittal and Consent”), of Evergreen Solar, Inc. (the “Company”), which together describe (a) the offers of the Company to exchange (1) an aggregate principal amount of up to $100,000,000 of its new 4.0% Convertible Subordinated Additional Cash Notes due 2020 (the “New 4% Notes”) for an aggregate principal amount of up to $200,000,000 of its outstanding 4.0% Senior Convertible Notes due 2013 (CUSIP No. 30033RAC2) (the “Existing 4% Notes”) and (2) an aggregate principal amount of up to $165,000,000 of its new 7.5% Convertible Senior Notes due 2017 (the “New 7.5% Notes,” and collectively with the New 4% Notes, the “New Notes”) for an aggregate principal amount of up to $165,000,000 of its outstanding 13.0% Convertible Senior Secured Notes due 2015 (CUSIP No. 30033RAD0) (the “Existing 13% Notes,” and collectively with the Existing 4% Notes, the “Existing Notes”)and (b) the solicitation of consents (the “Consent Solicitation”) to amend the indenture governing the Existing 13% Notes upon the terms and subject to the conditions described in the Prospectus and this Letter of Transmittal and Consent. The instructions contained herein and in the Prospectus should be read carefully before completing this Letter of Transmittal and Consent. The exchange offer relating to the Existing 4% Notes is referred to as the “4% Exchange Offer,” the exchange offer relating to the Existing 13% Notes is referred to as the “13% Exchange Offer,” and they are collectively referred to as the “Exchange Offers.”

The 4% Exchange Offer is being conducted as a modified “Dutch auction” pursuant to which holders of Existing 4% Notes will have the opportunity to specify an exchange ratio at which they would be willing to exchange Existing 4% Notes for New 4% Notes (the “Exchange Ratio”). Holders must submit tenders in the range from $425 principal amount (the “4% Minimum Exchange Ratio”) to $500 principal amount of New 4% Notes that would be issued for each $1,000 principal amount of Existing 4% Notes surrendered for exchange by each holder. If the 4% Clearing Exchange Ratio, as defined below, is $425, the Company will issue $85,000,000 aggregate principal amount of New 4% Notes, and if the 4% Clearing Exchange Ratio is $500, the Company will issue $100,000,000 aggregate principal amount of New 4% Notes, in each case assuming that at least $200,000,000 principal amount of Existing 4% Notes are tendered.

The Company will accept Existing 4% Notes tendered beginning with the 4% Minimum Exchange Ratio and continuing in order of increasing increments of $2.50 in New 4% Notes per $1,000 principal amount of Existing 4% Notes, until the aggregate principal amount of accepted Existing 4% Notes tendered equals $200,000,000 (including any subsequent increase in such amount) (the “4% Maximum Amount”). The highest Exchange Ratio specified with respect to Existing 4% Notes accepted for exchange in this process is referred to as the “4% Clearing Exchange Ratio.” If the aggregate principal amount of Existing 4% Notes tendered in the 4% Exchange Offer exceeds the 4% Maximum Amount, all Existing 4% Notes tendered at or below the 4% Clearing Exchange Ratio will be accepted on a pro rata basis up to the 4% Maximum Amount, and Existing 4% Notes tendered above the 4% Clearing Exchange Ratio will be rejected. If the aggregate principal amount of Existing 4% Notes tendered in this exchange offer is less than the 4% Maximum Amount, the Company will accept all Existing 4% Notes tendered, and the highest Exchange Ratio specified with respect to any Existing 4% Notes tendered will be the 4% Clearing Exchange Ratio. All Existing 4% Notes tendered that the Company accepts will exchanged for New 4% Notes based on the same 4% Clearing Exchange Ratio. The Company reserves the right, but is not obligated, to increase the 4% Maximum Amount.

In exchange for each $1,000 principal amount of Existing 13% Notes that is tendered and accepted, holders of Existing 13% Notes will receive $1,000 principal amount of New 7.5% Notes.

In all cases, the Company will make appropriate adjustments to avoid exchanges of Existing Notes in a principal amount other than $1,000 and integral multiples of $1,000 and issuances of New 4% Notes and New 7.5% Notes in a principal amount other than $1,000 or integral multiples of $1,000. The aggregate principal amount of New Notes to be issued to any holder in the Exchange Offers and Consent Solicitation will be rounded to the nearest $1,000. Any fractional portion of New Notes will be paid in cash.

All holders whose Existing Notes are validly tendered and accepted will also receive a cash payment equal to the accrued and unpaid interest on their Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date.

As part of the 13% Exchange Offer, the Company is soliciting the consent of holders of the requisite principal amount outstanding of the Existing 13% Notes necessary to amend certain terms and conditions of the indenture governing the Existing 13% Notes. For a description of the proposed amendments to the indenture governing the Existing 13% Notes, see “Description of the Proposed Amendments” in the Prospectus. Holders of Existing 13% Notes may not deliver consents to the proposed amendments without tendering their Existing 13% Notes in the 13% Exchange Offer, nor may they tender their Existing 13% Notes in the 13% Exchange Offer without also delivering their consents to the proposed amendments. In connection with a valid tender of Existing 13% Notes, the completion, execution and delivery of the this Letter of Transmittal and Consent by a holder of Existing 13% Notes, or the electronic transmittal through DTC’s ATOP (as defined below) which binds holders of the Existing 13% Notes to the terms and conditions described in the Prospectus and set forth in this Letter of Transmittal and Consent, will constitute the delivery of consents with respect to the tendered Existing 13% Notes.

No guaranteed delivery procedures are being offered in connection with the Exchange Offers and the Consent Solicitation. You must deliver your Existing Notes and this Letter of Transmittal and Consent to the Exchange Agent by the Expiration Date to participate in the Exchange Offers and the Consent Solicitation.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND CONSENT AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND CONSENT.

THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL AND CONSENT MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL AND CONSENT MAY BE DIRECTED TO THE INFORMATION AGENT.

In lieu of physically completing and signing the Letter of Transmittal and Consent and delivering it to the Exchange Agent, DTC participants that have the Existing Notes credited to their DTC account and held of record by DTC’s nominee may electronically transmit their acceptance of the applicable Exchange Offer, and for holders of Existing 4% Notes, should specify the Exchange Ratio for the Existing 4% Notes tendered by such holder, and, for holders of Existing 13% Notes, deliver related consents pursuant to the Consent Solicitation through the DTC Automated Tender Offer Program (“ATOP”), for which the Exchange Offers and Consent Solicitation will be eligible. In accordance with ATOP procedures, DTC will then verify the acceptance of the applicable Exchange Offer and the delivery of consents and send an agent’s message to the Exchange Agent for its acceptance. An agent’s message is a message transmitted by DTC, and received by the Exchange Agent, which states that DTC has received an express acknowledgement from you that you have received the exchange offer documents and agree to be bound by the terms and conditions described in the Prospectus and set forth in this Letter of Transmittal and Consent, and that the Company may enforce this Letter of Transmittal and Consent against you. Such holders are not required to submit a Letter of Transmittal and Consent.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent. If you desire to tender your Existing Notes through DTC, you must allow sufficient time for completion of the ATOP procedures during the normal procedures of DTC. The Company will have the right, which may be waived, to reject the defective tender of Existing Notes as invalid and ineffective.

Holders whose Existing Notes are held by DTC should be aware that DTC may have deadlines earlier than the Expiration Date for DTC to be advised of the action that you may wish for them to take with respect to your Existing Notes and, accordingly, such holders are urged to contact DTC as soon as possible in order to determine DTC’s applicable deadlines.

To effect a valid tender of Existing Notes and a valid delivery of consents through the completion, execution and delivery of this Letter of Transmittal and Consent, the undersigned must complete, as applicable, the tables entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of which a Consent is Given” below and sign this Letter of Transmittal and Consent where indicated.

New Notes issued in partial or full exchange for Existing Notes in the Exchange Offers will be delivered in book-entry form by deposit with DTC and only to the DTC account of the undersigned or the undersigned’s custodian as specified in the table below, and any cash payments for accrued and unpaid interest from the last applicable interest payment date to but excluding the settlement date on any Existing Notes accepted in the Exchange Offers and any cash payments for fractional portions of New Notes to be issued in the Exchange Offers will be made by deposit of funds with DTC (unless specified otherwise in the “Special Payment and/or Issuance Instructions” or “Special Delivery Instructions” below). DTC will transmit the New Notes and cash payments to the holders. Failure to provide the information necessary to effect delivery of New Notes and the related consents will render a tender defective and the Company will have the right, which it may waive, to reject such tender.

List below the Existing Notes to which this Letter of Transmittal and Consent relates and, for the Existing 4% Notes, either (a) specify an Exchange Ratio at which the holder would be willing to exchange Existing 4% Notes for New 4% Notes (in multiples of $2.50 per $1,000 principal amount) in the range from $425 principal amount to $500 principal amount of New 4% Notes that would be issued for each $1,000 principal amount of Existing 4%

Notes surrendered for exchange by such holder, or (b) do not specify the range of consideration, in which case, the holder will be treated as accepting the 4% Clearing Exchange Ratio. Each holder of Existing 4% Notes should understand that not specifying the Exchange Ratio at which Existing 4% Notes are being tendered may have the effect of lowering the 4% Clearing Exchange Ratio and could result in a holder’s Existing 4% Notes being exchanged at the 4% Minimum Exchange Ratio. If the space provided below is inadequate, list the certificate numbers, principal amounts and Exchange Ratio, if applicable, of the Existing Notes being tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent.

DESCRIPTION OF EXISTING 4% NOTES TENDERED
(See Instruction 4)
CERTIFICATES ENCLOSED (attach signed list if necessary)
Principal Amount of
New 4% Notes per
$1,000 Principal
Amount of Existing
		Principal	Principal	4% Notes in
		Amount of	Amount of	Increments of $2.50
Name(s) and Address(es) of		Existing 4%	Existing 4%	(not less than $425
Registered Holder(s)	Certificate	Notes	Notes	or greater than
(Please fill in blank)	Number(s)	Represented	Tendered*	$500)**

Total Principal Amount Tendered:

Indicate in this box the order (by certificate number) in which Existing 4% Notes are to be exchanged in the event of proration. If you do not designate an order, in the event less than all Existing 4% Notes tendered are exchanged due to proration, Existing 4% Notes will be selected for exchange by the Exchange Agent. Attach additional signed list if necessary.

1st:            2nd:            3rd:

DESCRIPTION OF EXISTING 13% NOTES TENDERED AND
IN RESPECT OF WHICH A CONSENT IS GIVEN
(See Instruction 4)
CERTIFICATES ENCLOSED (attach signed list if necessary)
		Principal	Principal
Name(s) and Address(es) of		Amount of	Amount of
Registered Holder(s)	Certificate	Existing 13% Notes	Existing 13% Notes
(Please fill in blank)	Number(s)	Represented	Tendered*

Total Principal Amount Tendered:

* Unless otherwise indicated, it will be assumed that the entire aggregate principal amount represented by the Existing Notes specified above is being tendered.
** The Exchange Ratio must be in multiples of $2.50 per $1,000 principal amount, and not less than $425 or greater than $500 in accordance with the terms of the 4% Exchange Offer. Alternatively, if the holder wishes to maximize the chance that the Company will exchange such holder’s Existing 4% Notes, the holder should refrain from specifying an Exchange Ratio at which the holder is tendering, in which case, the holder will accept the 4% Clearing Exchange Ratio selected by the Company in the 4% Exchange Offer. Each holder of Existing 4% Notes should understand that not specifying Exchange Ratio may have the effect of lowering the 4% Clearing Exchange Ratio and could result in a holder’s Existing 4% Notes being exchanged at the 4% Minimum Exchange Ratio.

The names and addresses of the holders should be printed exactly as they appear on the certificates representing Existing Notes tendered hereby. The Existing Notes and the principal amount of Existing Notes represented that the undersigned wishes to tender should be indicated in the appropriate boxes.

HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW 4% NOTES AT THE 4% CLEARING EXCHANGE RATIO AND/OR TO RECEIVE NEW 7.5% NOTES IN EXCHANGE FOR EXISTING 13% NOTES PURSUANT TO THE EXCHANGE OFFERS MUST VALIDLY TENDER (AND NOT PROPERLY WITHDRAW) THEIR EXISTING NOTES PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON [ • ], [ • ], 2011, UNLESS THE EXCHANGE OFFERS ARE EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”).

YOU MUST SIGN THIS LETTER OF TRANSMITTAL AND CONSENT WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW OR THE APPROPRIATE INTERNAL REVENUE SERVICE FORM W-8.

This Letter of Transmittal and Consent is to be used by holders if certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by holders.

The undersigned has completed, executed and delivered this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offers and Consent Solicitation.

The instructions included with this Letter of Transmittal and Consent must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal and Consent must be directed to the Dealer Manager and Solicitation Agent or the Information Agent, in each case at the respective addresses and telephone numbers set forth on the back page of this Letter of Transmittal and Consent. See Instruction 10 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To U.S. BANK NATIONAL ASSOCIATION:

The undersigned hereby (1) tenders to the Company the principal amount or amounts of Existing Notes indicated in the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Existing Notes indicated in such table) and (2) consents, with respect to such principal amount or amounts of Existing 13% Notes, to the proposed amendments described in the Prospectus to the indenture governing the Existing 13% Notes and to the execution of a supplement to such indenture effecting the proposed amendments.

The undersigned understands that the tenders and consents made hereby will remain in full force and effect unless and until such tenders and consents are validly withdrawn and revoked in accordance with the procedures set forth in the Prospectus. The undersigned understands that the tenders of Existing Notes and the delivery of consents may not be validly withdrawn or revoked after 11:59 p.m., New York City time, on [ • ], 2011, unless extended; provided, however, that the undersigned may withdraw any Existing Notes tendered in the Exchange Offers that are not accepted by the Company for exchange after the expiration of 40 business days from [ • ], 2011. The undersigned understands that consents may be revoked only by withdrawing the related Existing 13% Notes and the withdrawal of any Existing 13% Notes will automatically constitute a revocation of the related consents.

If the undersigned is not the registered holder of the Existing Notes indicated in the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given,” then the undersigned has obtained a properly completed irrevocable proxy and, if applicable, bond power that authorize the undersigned to execute and deliver this Letter of Transmittal and Consent and tender such Existing Notes and deliver such consents, if applicable, on behalf of the registered holder thereof. The undersigned understands that any such proxy and bond power, if applicable, must be delivered with this Letter of Transmittal and Consent. For purposes of this Letter of Transmittal and Consent, “registered holder” means an owner of record of Existing Notes, as well as any DTC participant whose name appears on a security position listing as the holder of Existing Notes.

The undersigned understands that the Company’s obligation to consummate the Exchange Offers and Consent Solicitation is conditioned upon, among other things, the effectiveness of the registration statement of which the Prospectus forms a part, the approval by stockholders at a special meeting of certain of the transactions contemplated by the Company’s recapitalization plan, including the Exchange Offers, and, with respect to the 13% Exchange Offer, the Company’s receipt of valid tenders, not validly withdrawn, of at least $123,750,000 in aggregate principal amount of Existing 13% Notes. The Consent Solicitation and the 13% Exchange Offer are further conditioned upon the Company’s receipt of valid consents, not validly revoked, from holders of at least seventy-five percent, or $123,750,000, in aggregate principal amount of Existing 13% Notes, which is the consent required to effect all of the proposed amendments to the indenture governing the Existing 13% Notes (the “Minimum Consent Condition”). The 4% Exchange Offer is not conditioned on the consummation of the 13% Exchange Offer or the Minimum Consent Condition and the Company may complete the 4% Exchange Offer without completing the 13% Exchange Offer or receiving such consents. The 13% Exchange Offer is not conditioned on the consummation of the 4% Exchange Offer and the Company may complete the 13% Exchange Offer without completing the 4% Exchange Offer. Subject to applicable law, the Company may terminate or withdraw either Exchange Offer or the Consent Solicitation if any of the conditions are not satisfied or, if such condition is waivable by the Company, waived by the Expiration Date. The Company may also extend either Exchange Offer and the Consent Solicitation from time to time until the conditions are satisfied or waived. Although the Company has no present plans or arrangements to do so, it reserves the right to amend, modify or waive, at any time, the terms and conditions of the Exchange Offers and Consent Solicitation (other than the registration conditions, the Minimum Consent Condition and the condition relating to receipt of stockholder approval at the Company’s special meeting required under Nasdaq rules (the “Nasdaq Stockholder Approval Condition”)), subject to applicable law. The Company will give you notice of any amendments, modifications or waivers as and if required by applicable law.

Subject to and effective upon the acceptance for exchange of the Existing Notes tendered and related consents delivered with this Letter of Transmittal and Consent, the undersigned hereby (a) irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all the Existing Notes that are being tendered hereby, waives any and all other rights with respect to such Existing Notes (including, without limitation, any existing or past defaults and their consequences in respect of the Existing Notes and the respective indentures under which the

Existing Notes were issued), and releases and discharges the Company and the trustee under the indentures governing the Existing Notes from any and all claims such holder may have, now or in the future, arising out of or related to the Existing Notes, including, without limitation, any claims that such holder is entitled to receive additional principal or interest payments with respect to the Existing Notes (other than as expressly provided in the Prospectus and this Letter of Transmittal and Consent), to participate in any redemption or defeasance of the Existing Notes or to be entitled to any of the benefits under the respective indentures, (b) if the undersigned is tendering any Existing 13% Notes, consents to the proposed amendments to the indenture governing the Existing 13% Notes, as described in the Prospectus, and (c) irrevocably appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as an agent of the Company) with respect to the tendered Existing Notes, with full power of substitution and resubstitution (such power of attorney deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates representing the Existing Notes, or transfer ownership of the Existing Notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Company; (ii) if such holder is tendering Existing 13% Notes, deliver to the Company and the trustee under the indenture governing the Existing 13% Notes such holder’s Letter of Transmittal and Consent as evidence of the holders’ consent to the proposed amendments with respect to their tendered Existing 13% Notes and as certification that validly delivered and not revoked consents from holders of the requisite aggregate principal amount of outstanding Existing 13% Notes to adopt the proposed amendments, duly executed by holders of such Existing 13% Notes, have been received, all in accordance with the terms and conditions of the Exchange Offers and Consent Solicitation as described in the Prospectus and this Letter of Transmittal and Consent; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and conditions of the Exchange Offers and Consent Solicitation.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby, and that the Existing Notes tendered were owned as of the date of tender, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby, and, with respect to holders of the Existing 13% Notes, to perfect the undersigned’s consent to the proposed amendments or to complete the execution of the amendment to the indenture governing the Existing 13% Notes.

All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal and Consent shall be binding upon the undersigned’s heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

The undersigned understands that the delivery and surrender of the Existing Notes is not effective, and the risk of loss of the Existing Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this properly completed and duly executed Letter of Transmittal and Consent (or a facsimile thereof), together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an Agent’s Message. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Existing Notes and delivered consents pursuant to any of the procedures described above and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company, in its sole discretion, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders of any Existing Notes and delivered consents determined by it not to be in proper form or if the acceptance of, or exchange for, such Existing Notes may, based on the advice of the Company’s counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive or amend any condition to the Exchange Offers and Consent Solicitation that it is legally permitted to waive or amend (other than the registration conditions, the Minimum Consent Condition and the Nasdaq Stockholder Approval Condition) and waive any defect or irregularity in any tender with respect to Existing Notes and consent delivery of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. In the event that a condition is waived with respect to any particular holder, the same condition will be waived with respect to all holders. The Company’s interpretation of the terms and conditions of the Exchange Offers and Consent Solicitation (including the Letter of Transmittal and Consent and the instructions thereto) will be final and binding.

The undersigned further understands that:

1. the valid tender of Existing Notes and valid consent delivery pursuant to any of the procedures described in the Prospectus and in the instructions to this Letter of Transmittal and Consent constitutes the undersigned’s acceptance of the terms and conditions of the Exchange Offers and Consent Solicitation; the Company will be deemed to have accepted for exchange validly tendered Existing Notes if, as and when the Company gives written notice thereof to the Exchange Agent; the Company’s acceptance of the Existing Notes will constitute a binding agreement between the undersigned and the Company on the terms and subject to the conditions of the Exchange Offers;

2. it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Existing Notes for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Existing Notes that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Existing Notes for the purpose of tender to the Company within the period specified in the Exchange Offers, or (b) other securities immediately convertible into, exercisable for or exchangeable into Existing Notes (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Existing Notes by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Exchange Offers and will deliver or cause to be delivered such Existing Notes so acquired for the purpose of tender to the Company within the period specified in the Exchange Offer. Rule 14e-4 also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Existing Notes made pursuant to any method of delivery set forth in this Letter of Transmittal and Consent will constitute the tendering holder’s representation and warranty to the Company that (x) such holder has a “net long position” in Existing Notes or Equivalent Securities being tendered within the meaning of Rule 14e-4, and (y) such tender of Existing Notes complies with Rule 14e-4. The Company’s acceptance for exchange of Existing Notes tendered pursuant to the Exchange Offers will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Exchange Offers;

3. the Company will conduct the 4% Exchange Offer pursuant to the modified “Dutch auction” procedure set forth in the Prospectus, pursuant to which holders of Existing 4% Notes will have the opportunity to specify an Exchange Ratio at which they would be willing to exchange Existing 4% Notes for New 4% Notes. Holders must submit tenders in the range from the 4% Minimum Exchange Ratio to $500 principal amount of New 4% Notes that would be issued for each $1,000 principal amount of Existing 4% Notes surrendered for exchange by each holder. If the 4% Clearing Exchange Ratio is $425, the Company will issue $85,000,000 aggregate principal amount of New 4% Notes, and if the 4% Clearing Exchange Ratio is $500, the Company will issue $100,000,000 aggregate principal amount of New 4% Notes, in each case assuming that at least $200,000,000 principal amount of Existing 4% Notes are tendered.

The Company will accept Existing 4% Notes tendered beginning with the 4% Minimum Exchange Ratio and continuing in order of increasing increments of $2.50 in New 4% Notes per $1,000 principal amount of Existing 4% Notes, until the aggregate principal amount of accepted Existing 4% Notes tendered equals the 4% Maximum Amount, including any subsequent increase in such amount. The highest Exchange Ratio specified with respect to Existing 4% Notes accepted for exchange in this process is the 4% Clearing Exchange Ratio. If the aggregate principal amount of Existing 4% Notes tendered in the 4% Exchange Offer exceeds the 4% Maximum Amount, all Existing 4% Notes tendered at or below the 4% Clearing Exchange Ratio will be accepted on a pro rata basis up to the 4% Maximum Amount, and Existing 4% Notes tendered above the 4% Clearing Exchange Ratio will be rejected. If the aggregate principal amount of Existing 4% Notes tendered in the 4% Exchange Offer is less than the 4% Maximum Amount, the Company will accept all Existing 4% Notes tendered, and the highest Exchange Ratio specified with respect to any Existing 4% Notes tendered will be the 4% Clearing Exchange Ratio. All Existing 4% Notes tendered that the Company accepts will be paid in New 4% Notes based on the same 4% Clearing Exchange Ratio. The Company reserves the right, but is not obligated, to increase the 4% Maximum Amount.

All Existing 4% Notes acquired in the 4% Exchange Offer will be acquired at the 4% Clearing Exchange Ratio, including those Existing 4% Notes tendered at an Exchange Ratio lower than the 4% Clearing Exchange Ratio. Only Existing 4% Notes validly tendered at or below the 4% Clearing Exchange Ratio, and not properly withdrawn, will be exchanged. However, due to the proration provisions described in the Prospectus, the Company may not exchange all of the Existing 4% Notes tendered at or below the 4% Clearing Exchange Ratio if more than the 4% Maximum Amount is validly tendered and not properly withdrawn at or below the 4% Clearing Exchange Ratio. Existing 4% Notes not exchanged in the 4% Exchange Offer will be returned to the tendering holders at the Company’s expense promptly after the expiration of the 4% Exchange Offer.

The description of the Exchange Offers and Consent Solicitation in this Letter of Transmittal and Consent is only a summary and is qualified in its entirety by all of the terms and conditions of the Exchange Offers and Consent Solicitation set forth in the Prospectus and the Letter of Transmittal and Consent;

4. the 4% Clearing Exchange Ratio will be the lowest value not greater than $500 nor less than $425 per $1,000 principal amount that will allow the Company to exchange up to $200,000,000 aggregate principal amount of Existing 4% Notes, or such lesser amount that is validly tendered, and not properly withdrawn;

5. notwithstanding any other provisions of the Exchange Offers and the Consent Solicitation, or any extension of the Exchange Offers and the Consent Solicitation, the Company will not be required to deliver any consideration, and it may terminate the Exchange Offers and the Consent Solicitation or, at its option, modify, extend or otherwise amend the Exchange Offers and the Consent Solicitation, unless certain conditions, as described in “Conditions to the Exchange Offers and the Consent Solicitation” of the Prospectus, are satisfied or waived;

6. tenders of Existing Notes and consents made hereby may be validly withdrawn or revoked by written notice of withdrawal or revocation received by the Exchange Agent at any time on or prior to the Expiration Date, but the 4% Clearing Exchange Ratio will not reflect any Existing 4% Notes so withdrawn;

7. all Existing 4% Notes validly tendered on or prior to the Expiration Date at or below the 4% Clearing Exchange Ratio and not properly withdrawn will be exchanged at the 4% Clearing Exchange Ratio, upon the terms and subject to the conditions of the 4% Exchange Offer, including the proration procedures (because more than the 4% Maximum Amount is validly tendered at or below the 4% Clearing Exchange Ratio);

8. the Company will return at its expense all Existing Notes it does not exchange, including Existing 4% Notes tendered at an Exchange Ratio greater than the 4% Clearing Exchange Ratio and not properly withdrawn and Existing 4% Notes not exchanged because of proration, promptly following the Expiration Date;

9. in exchange for each $1,000 principal amount of Existing 13% Notes that is tendered and accepted, holders of Existing 13% Notes will receive $1,000 principal amount of New 7.5% Notes;

10. in all cases, the Company will make appropriate adjustments to avoid exchanges of Existing Notes in a principal amount other than $1,000 and integral multiples of $1,000 and issuances of New 4% Notes and New 7.5% Notes in a principal amount other than $1,000 or integral multiples of $1,000. The aggregate principal amount of New Notes to be issued to any holder in the Exchange Offers and Consent Solicitation will be rounded to the nearest $1,000. Any fractional portion of New Notes will be paid in cash;

11. all holders whose Existing Notes are validly tendered and accepted will also receive a cash payment equal to the accrued and unpaid interest on their Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date;

12. as part of the 13% Exchange Offer, the Company is soliciting the consent of holders of the requisite principal amount outstanding of the Existing 13% Notes necessary to amend certain terms and conditions of the indenture governing the Existing 13% Notes. For a description of the proposed amendments to the indenture governing the Existing 13% Notes, see “Description of the Proposed Amendments” in the Prospectus. Holders of Existing 13% Notes may not deliver consents to the proposed amendments without tendering their Existing 13% Notes in the 13% Exchange Offer, nor may they tender their Existing 13% Notes in the 13% Exchange Offer without also delivering their consents to the proposed amendments. In connection with a valid tender of Existing 13% Notes, the completion, execution and delivery of the this Letter of Transmittal and Consent by a holder of Existing 13% Notes, or the electronic transmittal through DTC’s ATOP, which binds holders of the Existing 13% Notes to the terms of this Letter of Transmittal and Consent, will constitute the delivery of consents with respect to the tendered notes;

13. under the circumstances set forth in the Prospectus, the Company expressly reserves the right, in its sole discretion, to terminate the Exchange Offers and Consent Solicitation at any time and from time to time, upon the occurrence, prior to the Expiration Date, of any of the events set forth in the Prospectus and to extend the period of time during which the Exchange Offers and Consent Solicitation is open and thereby delay acceptance for exchange of, and exchange for, any Existing Notes by giving oral or written notice of such extension to the Exchange Agent and making a public announcement thereof. During any such extension, all Existing Notes previously tendered and consents previously delivered and not properly withdrawn will remain subject to the Exchange Offers and Consent Solicitation and to the rights of a tendering holder to withdraw such holder’s Existing Notes and delivered consents;

14. the Company has advised the undersigned to consult with the undersigned’s own advisors as to the consequences of tendering Existing Notes and delivery consents pursuant to the Exchange Offers and Consent Solicitation; and

15. THE EXCHANGE OFFERS AND CONSENT SOLICITATION ARE BEING MADE SOLELY PURSUANT TO THE PROSPECTUS AND THE RELATED LETTER OF TRANSMITTAL AND CONSENT AND ARE BEING MADE TO ALL HOLDERS. HOWEVER, IF THE COMPANY BECOMES AWARE OF ANY JURISDICTION IN WHICH THE MAKING OF THE EXCHANGE OFFERS AND CONSENT SOLICITATION OR THE TENDER OF EXISTING NOTES PURSUANT TO THE EXCHANGE OFFERS AND CONSENT SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION, AND AFTER MAKING A GOOD FAITH EFFORT THE COMPANY CANNOT COMPLY WITH ANY SUCH LAW, THE EXCHANGE OFFERS AND CONSENT SOLICITATION WILL NOT BE MADE TO THE HOLDERS RESIDING IN THAT JURISDICTION.

The undersigned agrees to all of the terms and conditions of the Exchange Offers and Consent Solicitation.

Unless otherwise indicated under “Special Payment and/or Issuance Instructions” below, please (i) issue the New Notes for any Existing Notes tendered hereby that are exchanged, (ii) issue a check for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and/or (iii) return any certificates representing Existing Notes not tendered or not accepted for exchange, in each case in the name(s) of the holder(s) appearing in the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail each of (a) the New Notes for any Existing Notes tendered hereby that are exchanged, (b) a check for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and/or (c) return any certificates representing Existing Notes not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given.” The undersigned recognizes that the Company does not have any obligation pursuant to the Special Payment and/or Issuance Instructions to transfer any Existing Notes from the name of the holder thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

THE COMPANY’S BOARD OF DIRECTORS HAS APPROVED THE EXCHANGE OFFERS AND CONSENT SOLICITATION. HOWEVER, NEITHER THE COMPANY, NOR ANY MEMBER OF ITS BOARD OF DIRECTORS, THE DEALER MANAGER AND SOLICITATION AGENT, THE INFORMATION AGENT OR THE EXCHANGE AGENT MAKES ANY RECOMMENDATION TO HOLDERS AS TO WHETHER THEY SHOULD TENDER OR REFRAIN FROM TENDERING THEIR EXISTING NOTES OR AS TO THE EXCHANGE RATIO AT WHICH ANY HOLDER MAY CHOOSE TO TENDER EXISTING NOTES. NEITHER THE COMPANY, NOR ANY MEMBER OF ITS BOARD OF DIRECTORS, THE DEALER MANAGER AND SOLICITATION AGENT, THE INFORMATION AGENT OR THE EXCHANGE AGENT HAS AUTHORIZED ANY PERSON TO MAKE ANY RECOMMENDATION WITH RESPECT TO THE EXCHANGE OFFERS AND CONSENT SOLICITATION.

HOLDERS SHOULD CAREFULLY EVALUATE ALL INFORMATION IN THE PROSPECTUS, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS ABOUT WHETHER TO TENDER EXISTING NOTES AND, IF SO, THE AGGREGATE PRINCIPAL AMOUNT OF EXISTING NOTES TO TENDER AND THE EXCHANGE RATIO AT WHICH TO TENDER EXISTING 4% NOTES.

PLEASE SIGN HERE

This Letter of Transmittal and Consent must be signed by the registered holder(s) of Existing Notes exactly as their name(s) appear(s) on certificate(s) for Existing Notes or, if tendered by a DTC participant exactly as such participant’s name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal and Consent. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Company of such person’s authority to so act. See Instruction 5 below.

If the signature appearing below is not of the registered holder(s) of the Existing Notes, then the registered holder(s) must sign a valid proxy.

X

X
(Signature(s) of Holder(s) or Authorized Signatory)

Dated:

Name(s):
(Please Print)

Capacity:

Address:

(Including Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security Number:

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 HEREIN OR APPROPRIATE FORM W-8

SIGNATURE GUARANTEE
(See Instructions 1 and 6 below)

(Name of Medallion Signature Guarantor Guaranteeing Signature)

(Address (including zip code) and Telephone Number (including area code) of Firm)

(Authorized Signature)

(Printed Name)

(Title)

Dated:

SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchanged, New Notes issued in exchange for Existing Notes, and/or checks for a cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent.

Issue  ☐ Existing Note Certificate(s)

  ☐ New Note Certificate(s)

  ☐ Check to:

Name:
(Please Print)

Address:

(Please Print)

(Zip Code)

Taxpayer Identification or Social Security Number
(See Substitute Form W-9 herein)

☐	Credit Notes delivered by book-entry transfer and not exchanged to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, New Notes issued in exchange for Existing Notes, and/or checks for a cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and Consent or to an address different from that shown in the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given” within this Letter of Transmittal and Consent.

Issue  ☐ Existing Note Certificate(s)

  ☐ New Note Certificate(s)

  ☐ Check to:

Name:
(Please Print)

Address:

(Please Print)

(Zip Code)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offers and Consent Solicitation

1. Guarantee of Signatures.  Signatures must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”), unless the Existing Notes tendered are tendered and delivered (a) by a registered holder of Existing Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Existing Notes) who has not completed any of the boxes entitled “Special Payment and/or Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal and Consent, or (b) for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an “Eligible Institution”). If the Existing Notes not accepted for exchange are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal and Consent accompanying the tendered Existing Notes must be guaranteed by a Medallion Signature Guarantor. Beneficial owners whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Existing Notes with respect to Existing Notes so registered. See “Description of the Exchange Offers and Consent Solicitation — Procedures for Tendering Existing Notes and Delivering Consents” in the Prospectus.

2. Requirements of Tender and Consent.  This Letter of Transmittal and Consent is to be completed by holders of Existing Notes if certificates representing such Existing Notes are to be forwarded herewith, pursuant to the procedures set forth in the Prospectus under in “Description of the Exchange Offers and Consent Solicitation — Procedures for Tendering Existing Notes and Delivering Consents.” For a holder to validly tender Existing Notes and deliver related consents pursuant to the Exchange Offers and Consent Solicitation, a properly completed and duly executed Letter of Transmittal and Consent (or a facsimile thereof), together with any signature guarantees and any other documents required by these instructions, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date and certificates representing such Existing Notes must be received by the Exchange Agent at its address.

Letters of Transmittal and Existing Notes must be sent to the Exchange Agent. Letters of Transmittal and Existing Notes sent and related consents delivered to the Company, the Dealer Manager and Solicitation Agent, the Information Agent or DTC will not be forwarded to the Exchange Agent and will not be deemed validly tendered by the holder thereof.

The method of delivery of Existing Notes, the Letter of Transmittal and Consent and all other required documents to the Exchange Agent is at the election and risk of the holder tendering Existing Notes. Delivery of such documents will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is suggested that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or prior to the Expiration Date. No alternative, conditional or contingent tenders or consents of Existing Notes will be accepted.

3. Withdrawal of Tenders; Revocation of Consents; Amendment and Extension.  A tender of Existing Notes may be withdrawn in the Exchange Offers at any time prior to the Expiration Date and, if not previously accepted for exchange, after the expiration of 40 business days from [ • ], 2011. Consents may also be revoked any time prior to the Expiration Date, but only by withdrawing the related Existing 13% Notes. The withdrawal of any Existing 13% Notes will automatically constitute a revocation of the related consents. Except as otherwise provided in this Letter of Transmittal and Consent or in the Prospectus, tenders of Existing Notes and consents delivered pursuant to the Exchange Offers and Consent Solicitation are irrevocable.

If, for any reason whatsoever, acceptance for exchange of, or exchange for, any Existing Notes tendered pursuant to the Exchange Offers is delayed (whether before or after the Company’s acceptance for exchange of Existing Notes) or the Company is unable to accept for payment or pay for the Existing Notes tendered pursuant to the Exchange Offers, the Company may (without prejudice to its rights set forth herein) instruct the Exchange Agent to retain tendered Existing Notes, and such Existing Notes may not be withdrawn (subject to Exchange Act Rule 14e-1(c), which requires that an offeror pay the consideration or return the securities deposited by or on behalf of the investor promptly after the termination or withdrawal of a tender offer).

For a withdrawal of a tender and revocation of a consent to be effective, a written or facsimile transmission notice of withdrawal, or a properly transmitted “request message” through ATOP, must be received by the exchange agent prior to the expiration date at its address listed on the back cover of this prospectus. Any such written or facsimile-transmitted notice must (a) specify the name of the tendering holder of Existing Notes; (b) bear a description of the Existing Notes to be withdrawn; (c) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, the certificate numbers shown on the particular certificates evidencing those Existing Notes; (d) specify the aggregate principal amount represented by those Existing Notes; (e) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, the name of the registered holder, if different from that of the tendering holder, or specify, in the case of Existing Notes tendered by book-entry transfer, the name and number of the account at DTC to be credited with the withdrawn Existing Notes; (f) specify, in the case of Existing Notes tendered by physical delivery of certificates for those Existing Notes, mailing instructions for the return of such Existing Notes to the tendering holder; and (g) be signed by the holder of those Existing Notes in the same manner as the original signature on the Letter of Transmittal and Consent, including any required signature guarantees, or be accompanied by evidence satisfactory to us that the person withdrawing the tender has succeeded to the beneficial ownership of those Existing Notes. Withdrawal of tenders of Existing Notes and revocations of consents may not be rescinded, and any Existing Notes validly withdrawn and consents validly revoked will thereafter be deemed not to have been validly tendered for purposes of the Exchange Offers and Consent Solicitation. Validly withdrawn Existing Notes and revoked consents may, however, be re-tendered and re-submitted by again following the procedures described in “Description of the Exchange Offers and Consent Solicitation — Procedures for Tendering Existing Notes and Delivering Consents” in the Prospectus, at any time on or prior to the Expiration Date.

Any Existing Notes that have been tendered pursuant to the Exchange Offers but that are not exchanged will be returned to the holder thereof without cost to such holder promptly following the earlier to occur of the Expiration Date or the date on which the Exchange Offers are terminated without any Existing Notes being exchanged thereunder.

All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, in the Company’s sole discretion (whose determination shall be final and binding).

None of the Company, the Exchange Agent, the Dealer Manager and Solicitation Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in any notice of withdrawal, or will incur any liability for failure to give any such notification.

The Company reserves the right, in its absolute discretion, by giving oral or written notice to the Exchange Agent, to, subject to applicable law, extend the Exchange Offers and Consent Solicitation; terminate the Exchange Offers or Consent Solicitation if a condition to its obligation to exchange Existing Notes for New Notes or to accept the related consents is not satisfied or waived on or prior to the Expiration Date; and amend or modify the Exchange Offers or Consent Solicitation, or waive any condition to the Exchange Offers or Consent Solicitation other than the registration conditions, the Minimum Consent Condition and the Nasdaq Stockholder Approval Condition.

If the Company makes a material change in the terms of the Exchange Offers or the information concerning the Exchange Offers, or waives a material condition of the Exchange Offers, the Company will promptly disseminate disclosure regarding the changes to the Exchange Offers and extend the Exchange Offers, if required by law. If the Company increase the 4% Maximum Amount by no more than 2% of the outstanding principal amount of the Existing 4% Notes, pursuant to Exchange Act Rule 13e-4(f)(1)(ii) this will not be deemed a material change to the terms of the 4% Exchange Offer, and the Company will not be required to amend or extend the 4% Exchange Offer.

4. Partial Tenders.  Tenders of Existing Notes pursuant to the Exchange Offers will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. If less than the entire principal amount of any Existing Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the columns entitled “Principal Amount of Existing 4% Notes Tendered” and “Principal Amount of Existing 13% Notes Tendered” in the tables above entitled “Description of Existing 4% Notes Tendered” and “Description of Existing 13% Notes Tendered and in Respect of Which a Consent is Given.” The entire principal amount represented by the certificates for all Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered or not accepted for exchange, certificates for the principal amount of Existing Notes not tendered or not accepted for exchange will be sent to the holder unless otherwise provided in the appropriate box in this Letter of Transmittal and Consent (see Instruction 6) promptly after the Existing Notes are accepted for exchange.

5. Signatures on this Letter of Transmittal and Consent, Bond Powers and Endorsement; Guarantee of Signatures.  If this Letter of Transmittal and Consent is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

IF THIS LETTER OF TRANSMITTAL AND CONSENT IS EXECUTED BY A HOLDER OF EXISTING NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal and Consent. If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and Consent and any necessary accompanying documents as there are different names in which certificates are held.

If this Letter of Transmittal and Consent is signed by the registered holder, the certificates for any principal amount of Existing Notes not tendered or accepted for exchange are to be issued (or if any principal amount of Existing Notes that is not tendered or not accepted for exchange is to be reissued or returned) to, and checks for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered Existing Notes, nor provide a separate bond power. In any other case (including if this Letter of Transmittal and Consent is not signed by the registered holder), the registered holder must either properly endorse the certificates for Existing Notes tendered or transmit a separate properly completed bond power with this Letter of Transmittal and Consent, in either case, executed exactly as the names of the registered holders appear on such Existing Notes, with the signature on the endorsement or bond power guaranteed by a Medallion Signature Guarantor, unless such certificates or bond powers are executed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal and Consent or any certificates of Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing. The proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal and Consent.

When this Letter of Transmittal and Consent is signed by the registered holders of the Existing Notes listed and transmitted hereby, no endorsements of Existing Notes or separate instruments of transfer are required unless New Notes are to be issued, or Existing Notes not tendered or exchanged are to be issued, to a person other than the registered holder(s), in which case the signatures on such Existing Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

Endorsements on certificates for Existing Notes, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered holders not executing this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

6. Special Payment and/or Issuance Instructions and Special Delivery Instructions.  Tendering holders should indicate in the applicable box or boxes the name and address to which Existing Notes for principal amounts not tendered or not accepted for exchange, any checks for the cash payment equal to the accrued and unpaid interest on the Existing Notes accepted for exchange from the last applicable interest payment date to but excluding the settlement date, and any certificates representing Existing Notes not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal and Consent. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Existing Notes not tendered or not accepted for exchange will be returned to the registered holder of the Existing Notes tendered.

7. Transfer Taxes.  The Company will pay all transfer taxes applicable to the exchange and transfer of Existing Notes pursuant to the Exchange Offers, except in the case of deliveries of certificates for Existing Notes for principal amounts not tendered or not accepted for exchange that are registered or issued in the name of any person other than the registered holder of Existing Notes tendered hereby. Except as provided in this Instruction 7, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Transmittal and Consent.

8. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Existing Notes and delivered consents pursuant to any of the procedures described in this Letter of Transmittal and Consent and in “Description of the Exchange Offers and Consent Solicitation — Procedures for Tendering Existing Notes and Delivering Consents” in the Prospectus, and the form and validity (including time of receipt of notices of withdrawal) of all documents will be determined by the Company in its sole discretion, which determination will be final and binding, absent a finding to the contrary by a court of competent jurisdiction. The Company reserves the absolute right to reject any or all tenders of any Existing Notes and delivery of consents determined by the Company not to be in proper form, or if the acceptance of or exchange of such Existing Notes or validation of such consents may, in the opinion of counsel of the Company, be unlawful or result in a breach of contract. A waiver of any defect or irregularity with respect to the tender of one Existing Note shall not constitute a waiver of the same or any other defect or irregularity with respect to the tender of any other Existing Note.

Your tender of Existing Notes and delivery of consents will not be deemed to have been validly made until all defects or irregularities in your tender and delivery have been cured or waived. None of the Company, the Dealer Manager and Solicitation Agent, the Information Agent, the Exchange Agent or any other person or entity is under any duty to give notification of any defects or irregularities in any tender or withdrawal of any Existing Notes or consents, or will incur any liability for failure to give any such notification.

9. Waiver of Conditions.  The Company expressly reserves the absolute right, in its sole discretion, to waive any of the conditions of the Exchange Offers and Consent Solicitation in the case of any Existing Notes tendered and consents delivered, in whole or in part, at any time and from time to time, other than the registration conditions, the Minimum Consent Condition and the Nasdaq Stockholder Approval Condition. If a condition is waived with respect to one tender or consent delivered, the same condition will be waived with respect to all tenders and consents delivered.

10. Requests for Assistance or Additional Copies.  Questions relating to the procedure for tendering Existing Notes and delivering consents and requests for assistance or additional copies of the Prospectus and this Letter of Transmittal and Consent may be directed to, and additional information about the Exchange Offers and Consent Solicitation may be obtained from, the Dealer Manager and Solicitation Agent or the Information Agent, whose respective addresses and telephone numbers appear on the last page hereto.

11. Important Tax Information.  To prevent backup withholding of United States federal income tax, each tendering holder is required to provide the Exchange Agent with the holder’s correct taxpayer identification number (“TIN”) and certain other information or must establish another basis for exemption from backup withholding.

A tendering holder that is a United States person (a “U.S. Holder”) should complete the Substitute Form W-9 (the “Form”), which is provided below. Generally, a U.S. Holder’s TIN will be such holder’s social security or U.S. federal employer identification number. A U.S. Holder must cross out item (2) under Part III of the Form if such holder is subject to backup withholding. A U.S. Holder should write “Applied For” in the box in Part I of the Form if the tendering U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “Applied For” is written in this box and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold the applicable backup withholding amount from the delivered New 4% Notes at the 4% Clearing Exchange Ratio with respect to the Existing Notes to be exchanged until a TIN is provided to the Exchange Agent. If the holder furnishes the Exchange Agent with its TIN within 60 days of the applicable payment date, the amounts retained during the 60-day period will be remitted to the holder. If, however, the Exchange Agent does not receive a TIN within 60 days of the applicable payment date, the withheld amount will be remitted to the Internal Revenue Service (“IRS”). Exempt U.S. Holders that are United States persons should furnish their TIN, write “Exempt” in Part II of the Form, and sign, date and return the Form to the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further detailed instructions and information.

A holder that is not a United States person, including a foreign entity, generally is exempt from backup withholding. In order to establish an exemption, a holder that is a foreign person must submit to the Exchange Agent an appropriate, properly completed IRS Form W-8 signed under penalties of perjury, certifying to that holder’s foreign status. An appropriate IRS Form W-8 can be obtained from the Information Agent or directly from the IRS at its Internet site at http://www.irs.gov. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for further detailed instructions and information.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, and, if withholding results in an overpayment of U.S. federal income tax, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS. Holders should consult their tax advisors with respect to such holder’s qualification for exemption from backup withholding and the procedure for obtaining such exemption, if available.

Failure to provide the correct information on the proper form may subject a holder to a 28% federal income tax backup withholding on payments made to such holder in respect of the tendered Existing Notes. In addition, the IRS may impose a $50 fine for failure to provide a holder’s correct TIN. Failure to comply truthfully with the backup withholding requirements may result in the imposition of criminal and/or civil fines and penalties.

IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR, FOR ELIGIBLE INSTITUTIONS, A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL AND CONSENT), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OTHER REQUIRED DOCUMENTS AND CERTIFICATES FOR TENDERED EXISTING NOTES AND DELIVERED CONSENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

SUBSTITUTE FORM W-9
(See Instruction 11 and Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)

PAYER’S NAME: U.S. BANK NATIONAL ASSOCIATION

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number
Part I — Taxpayer Identification Number — For all accounts, enter taxpayer identification number in the box at right. (For most individuals, this is your social security number. If you do not have a number, see Obtaining a Number in the enclosed Guidelines.) Certify by signing and dating below.

Note: If the account is in more than one name, see chart in the enclosed Guidelines to determine which number to give the payer.
Social Security Number OR Employer Identification Number (If awaiting Taxpayer Identification Number, write (“Applied For”))

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines and complete as instructed therein.

Check appropriate box:	Individual ☐ Corporation ☐ Partnership ☐ Other (specify)

Name:

Address:

City, State and Zip Code:

Part III — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

Signature Date

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE
“APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me thereafter will be subject to a 28% backup withholding tax until I provide a properly certified taxpayer identification number.

Signature    Date

NOTE:	FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER OF SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. — Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

Give the SOCIAL
SECURITY number
For this type of account:		of —
1.	An individual’s account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
4.	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)

Give the EMPLOYER
IDENTIFICATION number
For this type of account		of —
6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporation or LLC electing corporate status on Form 8832	The corporation or the LLC
9.	Partnership or multi-member LLC treated as a partnership	The partnership or the LLC
10.	Association, club, religious, charitable, or other tax-exempt organization	The organization
11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives an agricultural program payment	The public entity

(1)	List and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the individual owner. The name of the business or the “doing business as” name may also be entered. Either the social security number or the employer identification number may be used, but the IRS encourages the use of the social security number.

(4)	List and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER OF SUBSTITUTE FORM W-9
(continued)

Obtaining a Number

If you don’t have a TIN or you don’t know your number, apply for one immediately. For United States persons, your TIN is generally your social security number or employer identification number. To apply for a social security number, obtain Form SS-5, Application for a Social Security Number Card at the local office of the Social Security Administration. To apply for an employer identification number, obtain Form SS-4, Application for Employer Identification Number. If you are a resident alien and do not have and are not eligible to get a social security number, your TIN is your Internal Revenue Service individual taxpayer identification number. If you do not have an individual taxpayer identification number, use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for one. You can obtain Forms SS-4 and W-7 from the Internal Revenue Service by calling 1-800-TAX-FORM (1-800-829-3676) or from the Internal Revenue Service’s internet Web Site at www.irs.gov. Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

If you do not have a TIN, write “Applied For” in the space for the TIN. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL dividend and interest payments and on broker transactions include the following:

•	an organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7) that meets the requirements of Section 401(f)(2);

•	the United States or any agency or instrumentality thereof;

•	a state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof;

•	a foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof; or

•	an international organization or any agency, or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

•	a corporation;

•	a dealer in securities or commodities registered in the United States, the District of Columbia or in a possession of the United States;

•	a futures commission merchant registered with the Commodity Futures Trading Commission;

•	a real estate investment trust;

•	a common trust fund operated by a bank under section 584(a);

•	an entity registered at all times under the Investment Company Act of 1940;

•	a foreign central bank of issue;

•	a financial institution;

•	a middleman known in the investment community as a nominee or custodian; or

•	a trust exempt from tax under section 664 or described in section 4947.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. COMPLETE THE SUBSTITUTE FORM W-9 AS FOLLOWS: ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART II OF THE FORM, SIGN, DATE AND RETURN THE FORM TO THE EXCHANGE AGENT.

Special Rule for Partnerships.  Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ shares of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person and pay withholding tax. Therefore, if you are a United States person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income. The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity;

•	The U.S. grantor or other owner of a grantor trust and not the trust; and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Privacy Act Notice.  Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.   If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to a reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.   If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.   Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of Taxpayer Identification Numbers.   If a requestor discloses or uses taxpayer identification numbers in violation of Federal law, it may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Any questions or requests for assistance or additional copies of this Letter of Transmittal and Consent or the Prospectus may be directed to the Information Agent or the Dealer Manager and Solicitation Agent at the telephone numbers and locations listed below. You may also contact your broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Exchange Offers and Consent Solicitation.

The Information Agent for the Exchange Offers and Consent Solicitation is:

THE PROXY ADVISORY GROUP, LLC®

18 East 41st Street, Suite 2000
New York, New York 10017

Please call (212) 616-2180

The Dealer Manager and Solicitation Agent for the Exchange Offers and Consent Solicitation is:

LAZARD CAPITAL MARKETS LLC
30 Rockefeller Plaza
New York, New York 10020
Attention: Susan Schwab
Telephone: (212) 632-1960